EXHIBIT Q


                                POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Private Asset Management Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the President and a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL D. BERLIN his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of April, 2002.


                                                 /s/ Stephen J. Cohen
                                                 Stephen J. Cohen
                                                 President and Trustee


STATE OF CALIFORNIA                 )
                                    )       ss:
COUNTY OF SAN DIEGO                 )

     Before me, a Notary Public, in and for said county and state, personally appeared Stephen J. Cohen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 24th day of April, 2002.


                                                  /s/ April Huggins
                                                  Notary Public


                                                My commission expires: 12/30/03

                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Private Asset Management Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the Treasurer and a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN J. COHEN his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of April, 2002.


                                                   /s/ Michael D. Berlin
                                                   Michael D. Berlin
                                                   Treasurer and Trustee


STATE OF CALIFORNIA                 )
                                            )        ss:
COUNTY OF SAN DIEGO                 )

     Before me, a Notary Public, in and for said county and state, personally appeared Michael D. Berlin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 24th day of April, 2002.


                                              /s/ April Huggins
                                              Notary Public


                                              My commission expires: 12/30/03

                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Private Asset Management Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL D. BERLIN and STEPHEN J. COHEN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of April, 2002.


                                          /s/ Jeffrey R. Provence
                                          Jeffrey R. Provence
                                          Trustee


STATE OF CALIFORNIA                 )
                                    )       ss:
COUNTY OF SAN DIEGO                 )

     Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey R. Provence, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 24th day of April, 2002.


                                               /s/ April Huggins
                                               Notary Public


                                               My commission expires: 12/30/03

                                                      POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Private Asset Management Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL D. BERLIN and STEPHEN J. COHEN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of April, 2002.


                                                   /s/ Eric I. Weitzen
                                                   Eric I. Weitzen
                                                   Trustee


STATE OF CALIFORNIA                 )
                                    )       ss:
COUNTY OF SAN DIEGO                 )

     Before me, a Notary Public, in and for said county and state, personally appeared Eric I. Weitzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 24th day of April, 2002.


                                                 /s/ April Huggins
                                                 Notary Public


                                                My commission expires: 12/30/03

                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Private Asset Management Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL D. BERLIN and STEPHEN J. COHEN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of April, 2002.


                                                  /s/ Howard I. Cohen
                                                  Howard I. Cohen
                                                  Trustee


STATE OF CALIFORNIA                 )
                                    )       ss:
COUNTY OF SAN DIEGO                 )

     Before me, a Notary Public, in and for said county and state, personally appeared Howard I. Cohen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 24th day of April, 2002.


                                                 /s/ April Huggins
                                                 Notary Public


                                                My commission expires: 12/30/03

                                                      POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Private Asset Management Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL D. BERLIN and STEPHEN J. COHEN, and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 24th day of April, 2002.

ATTEST:                                     PRIVATE ASSET MANAGEMENT FUNDS



By: /s/ Michael D. Berlin                   By: /s/ Stephen J. Cohen
Michael D. Berlin, Secretary                Stephen J. Cohen, President


STATE OF CALIFORNIA                 )
                                    )       ss:
COUNTY OF SAN DIEGO                 )

     Before me, a Notary Public, in and for said county and state, personally appeared Stephen J. Cohen, President and Michael D. Berlin, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed. WITNESS my hand and official seal this 24th day of April, 2002.


                                              /s/ April Huggins
                                              Notary Public


                                              My commission expires: 12/30/03

                                                         CERTIFICATE



     The undersigned, Secretary of Private Asset Management Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April 24, 2002, and is in full force and effect:

          "WHEREAS, Private Asset Management Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL D. BERLIN and STEPHEN J. COHEN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated:  April 24, 2002                    /s/ Michael D. Berlin
                                          Michael D. Berlin, Secretary
                                          Private Asset Management Funds